EXHIBIT 99

FORM 4  JOINT FILER INFORMATION

NAME: LUO KEN YI

RELATIONSHIP OF REPORTING PERSON TO ISSUER: CHIEF EXECUTIVE OFFICER, CHAIRMAN OF THE BOARD AND 10% OWNER.

ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

DESIGNATED FILER: KGE GROUP LIMITED

ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEI]

DATE OF EVENT REQUIRING STATEMENT: 08/06/2009

/s/  LUO KEN YI
LUO KEN YI

NAME: YE NING

RELATIONSHIP OF REPORTING PERSON TO ISSUER: VICE PRESIDENT AND
10% OWNER.

ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

DESIGNATED FILER: KGE GROUP LIMITED

ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEI]

DATE OF EVENT REQUIRING STATEMENT: 08/06/2009

/s/  YE NING
YE NING

NAME: TANG NIANZHONG

RELATIONSHIP OF REPORTING PERSON TO ISSUER: DIRECTOR, VICE PRESIDENT OF
CHINA OPERATIONS, AND 10% OWNER.

ADDRESS: c/o CHINA ARCHITECTURAL ENGINEERING, INC., 105 BAISHI ROAD,
JIUZHOU WEST AVENUE, ZHUHAI 519070, PEOPLE'S REPUBLIC OF CHINA

DESIGNATED FILER: KGE GROUP LIMITED

ISSUER AND TICKER SYMBOL: CHINA ARCHITECTURAL ENGINEERING, INC. [CAEI]

DATE OF EVENT REQUIRING STATEMENT: 08/06/2009

SIGNATURE:

/s/  TANG NIANZHONG
TANG NIANZHONG